UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 31, 2024
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DOORDASH, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39759	46-2852392
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
303 2nd Street, South Tower, 8th Floor
San Francisco, California 94107
(Address of principal executive offices) (Zip Code)
(650) 487-3970
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.00001 per share	DASH	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 31, 2024, the Board of Directors of DoorDash, Inc. ("DoorDash") approved revised severance benefits in DoorDash’s Executive Change in Control and Severance Plan (the “Severance Plan”) for current and future participants acting as DoorDash’s Chief Executive Officer and members of senior management directly reporting to the Chief Executive Officer. Pursuant to these revisions, participants are eligible for 12 months of accelerated vesting of equity awards that are subject to time-based vesting alone in the event that the applicable participant’s employment is terminated by DoorDash other than for Cause or the participant’s death or Disability, and other than in connection with a Change in Control (as the foregoing capitalized terms are defined in the Severance Plan), subject to the participants entering into new participation agreements in the form attached to the Severance Plan, and such benefits are in addition to the benefits provided under any prior participation agreements entered into. DoorDash will enter into new participation agreements with the participants eligible for the benefits set forth therein.
The foregoing description of the Severance Plan is qualified in its entirety by reference to the full text of the Severance Plan filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Executive Change in Control and Severance Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOORDASH INC.

Date: February 1, 2024	/s/ Tia Sherringham
Tia Sherringham
General Counsel and Secretary